Exhibit 10.7

Executed Version

Voting Rights Proxy Agreement

Regarding

ZTO Express Co., Ltd.

Among

Meisong Lai

Jianfa Lai

Jilei Wang

Xiangliang Hu

Shunchang Zhang

Shareholders listed in Annex I

ZTO Express Co., Ltd.

And

Shanghai Zhongtongji Network Technology Co., Ltd.

August 18, 2015

Voting Rights Proxy Agreement

This Voting Rights Proxy Agreement (this “Agreement”), dated August 18, 2015, is made by and among:

1.                                ZTO Express Co., Ltd. (the “Company”)

Registered address: Block 1, 1685 Hua Zhi Road, Huaxin Town, Qingpu District, Shanghai
Legal representative: Meisong Lai

2.                                Shanghai Zhongtongji Network Technology Co., Ltd. (the “WFOE”)

Registered address: Block 5, 1685 Hua Zhi Road, Huaxin Town, Qingpu District, Shanghai
Legal representative: Meisong Lai

3.                                Meisong Lai

4.                                Jianfa Lai

5.                                Jilei Wang

6.                                Xiangliang Hu

7.                                Shunchang Zhang

8.                                Xuebing Shang

9.                                Feixiang Qiu

10.                         Baixi Lan

11.                         Feng Meng

12.                         Hongjun Xu

13.                         Yaoren Zhang

14.                         Beijing Sequoia Xinyuan Equity Investment Center (L.P.), business license No. 110114015001641

15.                         Tianjin Sequoia Juye Equity Investment Centre (L.P.), business license No. 120192000071010

16.                         Lemou Wu

17.                         Jianying Teng

18.                         Baozhen Li

19.                         Shumin Ma

20.                         Wei Wang

21.                         Jianchang Lai

22.                         Mingsong Lai

23.                         Senliang Wang

24.                         Youwang Zeng

25.                         Zongrui Hong

26.                         Lijun Huang

27.                         Zhiming Lin

28.                         Rui Wang

29.                         Dianyuan Ren

30.                         Minye Xu

31.                         Ziwen Chen

32.                         Shunfeng Chen

33.                         Fushan Cui

34.                         Jian Zhang

35.                         Shunmei Pan

36.                         Xiaoliang Yuan

37.                         Haifeng Zhou

38.                         Jiangxiu Xi

39.                         Kunman Xiao

40.                         Weijun Yao

41.                         Bo Yang

42.                         Genfu Zhu

43.                         Jian Zhang

44.                         Yongfang Pan

45.                         Beijng Wudao Technology Investment Management Co., Ltd., business license No. 110108018485177

(the above No. 3 to No. 45 are collectively referred to as the “Shareholders”)

(Each of the above individually being referred to as a “Party” and collectively the “Parties”)

Whereas:

1.                  The Shareholders are the registered shareholders of the Company, who hold in aggregate 100% shares of the Company; and

2.              The Shareholders intend to severally entrust all of their voting rights in the Company to the individuals designated by the WFOE, and the WFOE intends to designate the individuals to accept such entrust.

Now THEREFORE, the Parties hereby reach the agreement as follows:

ARTICLE I
VOTING RIGHT DELEGATION

1.1                               The Shareholders hereby irrevocably undertake to respectively sign a power of attorney in substance and form as set forth in Annex 2 hereof after the signing of this Agreement, to respectively entrust the individual then designated by the WFOE (hereinafter, the “Proxy”) to exercise, on behalf of each of the Shareholders, the following rights that the Shareholders are entitled to in the capacity of shareholders of the Company under the then effective articles of association of the Company (collectively, the “Proxy Rights”):

(1)                                 To propose to convene and attend Shareholders’ meetings of the Company as the representative of each of the Shareholders in accordance to the articles of association of the Company;

(2)                                 To exercise the voting rights and all the other rights of the Shareholders as specified in the PRC laws and the articles of association of the Company, including without limitation, the sale, transfer, pledge or disposal of its shares or the Company’s assets in whole or in part;

(3)                                 To exercise, on behalf of each of the Shareholders, their voting rights on all matters requiring discussion or resolutions of the Shareholders’ meetings of the Company, including without limitation, the appointment and election of the Company’s directors and other senior management to be appointed and removed by the Shareholders’ meeting;

(4)                                 To exercise, as an agent of the Shareholders, other voting rights of the shareholders set forth in the articles of association of the Company, as amended from time to time.

The WFOE or the Proxy may execute the transfer documents and any other relevant documents necessary for the Shareholders to perform their obligations under the Equity Pledge Agreement and the Exclusive Option Agreement entered into on the same day as the date of the power of attorney, within the scope of authorization and on behalf of the Shareholders, and timely perform any other obligation thereunder.

Any action taken or any document executed by the WFOE or the Proxy relating to the Company shall be deemed as an action taken or a document executed by the Shareholders themselves. The Shareholders hereby recognize, acknowledge and approve any action taken and document executed by the WFOE or the Proxy.

The Proxy may sub-delegate their Proxy Rights and may entrust other persons or entities with any of the abovementioned matters without first sending a notice to or obtaining the consent of the Shareholders.

The power of attorney shall be irrevocable and remain valid upon the date of its execution for so long as the Shareholder remain as a shareholder of the Company.

Throughout the term of the power of attorney, the Shareholders hereby waive all the rights relating to their shares already authorized to the Proxy through the power of attorney and shall cease to exercise such rights on their own.

The above authorization and entrustment are granted on the condition that the Proxy is a PRC citizen and that the WFOE approves such authorization and entrustment. Upon and only upon written notice of dismissing or replacing the Proxy(ies) given by the WFOE to each of the Shareholders shall the Shareholder promptly entrust another PRC citizen then designated by the WFOE to exercise the above Proxy Rights, and the new authorization and entrustment shall, upon the grant, supersede the previous authorization and entrustment. The Shareholders shall not revoke the authorization and entrustment to the Proxy(ies) unless as provided in this Article.

1.2                               The WFOE shall cause the Proxy to perform its obligations in respect of the entrustment hereunder to the extent authorized hereunder with due care and diligence and in compliance with laws. The Shareholders acknowledge and shall assume liabilities for any legal consequences arising as a result of the Proxy’s exercise of the foregoing Proxy Rights.

1.3                               The Shareholders hereby confirm that the Proxy is not required to seek opinions from the relevant Shareholder prior to their exercise of the foregoing Proxy Rights. However, the Proxy shall inform the Shareholders in a timely manner of any resolution or proposal on convening an interim shareholders’ meeting after such resolution or proposal is made.

1.4                               All the Shareholders acknowledge and agree that they shall, at the Shareholders’ meeting held for election of the Board directors of the Company, (i) vote for the candidate recommended or appointed by Beijng Wudao Technology Investment Management Co., Ltd. and make sure such candidate will be elected as a director; and (ii) vote for the candidate jointly recommended or appointed by Beijing Sequoia Xinyuan Equity Investment Center (L.P.) and Tianjin Sequoia Juye Equity Investment Centre (L.P.) and make sure such candidate will be elected as a director. The Proxy hereby agrees that he as the agent of the Shareholders shall, at the Shareholders’ meeting held for election of the Board directors of the Company, (i) vote for the candidate recommended or appointed by Beijng Wudao Technology Investment Management Co., Ltd. and make sure such candidate will be elected as a director; and (ii) vote for the candidate jointly recommended or appointed by Beijing Sequoia Xinyuan Equity Investment Center (L.P.) and Tianjin Sequoia Juye Equity Investment Centre (L.P.) and make sure such candidate will be elected as a director.

ARTICLE II

RIGHT TO INFORMATION

2.1                               For the purpose of exercising the Proxy Rights hereunder, the Proxy is entitled to get knowledge of various relevant information of the Company such as those in respect of its operation, business, customers, finance and employees, and shall have access to the relevant documentations and materials of the Company. The Company shall fully cooperate with the Proxy in this regard.

ARTICLE III

EXERCISE OF THE PROXY RIGHTS

3.1                               The Shareholders will provide sufficient assistance to the Proxy with regard to his exercise of the Proxy Rights, including timely execution where necessary of resolutions of shareholders’ meetings adopted by the Proxy or other pertinent legal documents (e.g., where the same is required in order to submit documents for purpose of governmental approvals, registrations or filings.).

3.2                               If at any time within the term of this Agreement, the grant or exercise of the Proxy Rights hereunder is unrealizable for whatever cause (except for default of any Shareholder or the Company), the Parties shall immediately seek the most similar alternative solution and, if necessary, enter into a supplementary agreement to amend or adjust the provisions herein, in order to ensure the realization of the purpose of this Agreement.

ARTICLE IV

EXEMPTION AND COMPENSATION

4.1                               The Parties acknowledge that in no case shall the WFOE be required to be liable to or compensate (monetary or otherwise) the other Parties or any third party in respect of exercise of the Proxy Rights hereunder by the individuals designated by it.

4.2                               The Company agrees to indemnify and hold the WFOE and the Proxy free from and harmless against all losses incurred or likely to be incurred due to exercise of the Proxy Rights by the Proxy, including without limitation, any loss resulting from any litigation, demand, arbitration or claim by any third party against it or from administrative investigation or penalty, provided, however, that no indemnification is available for any losses caused by a willful default or gross negligence of the WFOE or the Proxy.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

5.1                               Each Shareholder hereby represents and warrants that:

5.1.1.                  It is a PRC citizen with full capacity of conduct, a limited partnership or a limited liability company It has the complete and independent legal status and legal capacity to execute, deliver and perform this Agreement and can independently act as a party to a lawsuit.

5.1.2.                  It has the full power and authority to execute and deliver this Agreement and all other documents relating to the transaction contemplated hereby that are to be executed by it; and the full power and authority to consummate the transaction contemplated hereby. This Agreement is duly executed and delivered by it. This Agreement shall constitute its legal and binding obligation and may be enforceable against it in accordance with the terms hereof.

5.1.3.                  It is the registered legal shareholder of the Company as of the effective date of this Agreement. Except for those rights created under this Agreement, the Equity Interest Pledge Agreement and the Exclusive Option Agreement entered into by and between the Shareholders, the Company and the WFOE, the Proxy Rights are free of any third-party right. Pursuant to this Agreement, the Proxy may exercise the Proxy Rights fully and completely in accordance with the then effective articles of association of the Company.

5.2                               Each of the WFOE and the Company hereby represents and warrants severally that:

5.2.1.                  It is a limited liability company duly registered and validly existing under the laws where it is registered and has the independent legal person status. It has the full and independent legal status and legal capacity to execute, deliver and perform this Agreement and can independently act as a party to a lawsuit.

5.2.2.                  It has the full corporate power and authority to execute and deliver this Agreement and all other documents relating to the transaction contemplated hereby that are to be executed by it. It has the full power and authority to consummate the transaction contemplated hereby.

5.3                               The Company further represents and warrants that:

5.3.1.                  Each Shareholder is the registered legal shareholder of the Company as of the effective date of this Agreement. Except for those rights created under this Agreement, the Equity Interest Pledge Agreement and the Exclusive Option Agreement entered into by and between the Shareholders, the Company and the WFOE, the Proxy Rights are free of any third-party right. Pursuant to this Agreement, the Proxy may exercise the Proxy Rights fully and completely in accordance with the then effective articles of association of the Company.

ARTICLE VI

TERM OF THIS AGREEMENT

6.1                               This Agreement shall come into force as of the date of being signed by the Parties, and shall remain valid unless it is terminated at an earlier date upon the written agreement of the Parties.

6.2                               If any Shareholder transfers all of the equity interest it holds in the Company to any person with the WFOE’s prior consent, the Shareholder will no longer be a Party hereto and the obligations and undertakings of any other Parties hereunder will not be adversely affected.

ARTICLE VII

NOTICES

7.1                               Any notice, request, demand and other correspondences required by this Agreement or made in accordance with this Agreement shall be delivered in writing to the relevant Party(ies).

7.2                               The above notices or other correspondence shall be deemed delivered (i) upon being sent out if by facsimile or electric transmission, or (ii) upon handover in person if by hand delivery; or (iii) upon the fifth (5th) day of being posted if by mail.

ARTICLE VIII

CONFIDENTIALITY

8.1                               Regardless of the termination of this Agreement, each Party is obligated to keep strictly confidential trade secrets, proprietary information, clients’ information and all other information of confidential nature related to the other Parties that are known to the former Party during the course of its execution and performance of this Agreement (the “Confidential Information”). Unless as agreed to by the Party who disclosed the Confidential Information in writing in advance, or as required by the relevant laws, regulations or the requirements applicable where an affiliate of any Party is listed, the receiving party of the Confidential Information shall not disclose to any third party any of such Confidential Information. Except for the purpose of performing this Agreement, the receiving Party shall not use any Confidential Information.

8.2                               The Confidential Information does not include:

(a)                                 the information that has previously been lawfully acquired by the Party receiving the information as evidenced by certain written evidence;

(b)                                 the information entering the public domain without attribution to any fault of the Party receiving the information; or

(c)                                  the information lawfully acquired by the Party receiving the information from other sources after being received by the Party.

8.3                               The receiving Party may disclose Confidential Information to its relevant employees, agents or professionals engaged by it, provided, however, the receiving Party shall ensure that such persons shall abide by the relevant terms and conditions of this Agreement, and shall assume any liability incurred as a result of the breach by any of such persons of the relevant terms and conditions of this Agreement.

8.4                               Notwithstanding any other provision of this Agreement, this Article 8 shall survive the termination of this Agreement.

ARTICLE IX

LIABILITIES FOR BREACH

9.1                               The Parties agree and confirm that, if any of the Parties (the “Breaching Party”) is materially in breach of any provision hereof, or materially fails or delays in performing any of the obligations hereunder, a breach hereof is constituted (a “Breach”), and any of the other Parties which does not commit any Breach (a “Non-breaching Party”) has the right to require that the Breaching Party rectify it or take a remedial action within a reasonable period. If the Breaching Party fails to rectify the Breach or take remedial actions within the reasonable period or within ten (10) days of the other Party’s written rectification notice, then:

9.1.1.                  if any Shareholder or the Company is the Breaching Party, the WFOE is entitled to terminate this Agreement and require the Breaching Party to indemnify it against its damage;

9.1.2.                  if the WFOE is the Breaching Party, each of the Non-defaulting Parties is entitled to require the Breaching Party to indemnify it against its damage; but unless otherwise provided for by law, in no case does it have the right to terminate or rescind this Agreement.

9.2                               Notwithstanding any other provision herein, this Article 9 shall survive the suspension or termination of this Agreement.

ARTICLE X

MISCELLANEOUS

10.1                        This Agreement is written in Chinese in ten (10) originals, with Beijng Wudao Technology Investment Management Co., Ltd. holding one (1), Beijing Sequoia Xinyuan Equity Investment Center (L.P.) and Tianjin Sequoia Juye Equity Investment Centre (L.P.) holding two (2) and all the other Parties holding the remaining seven (7) originals.

10.2                        The formation, effectiveness, performance, amendment, interpretation and termination of this Agreement shall be governed by the PRC laws.

10.3                        Any dispute arising out of or in connection with this Agreement shall be resolved by the Parties through consultation. In the event the Parties fail to agree with each other within thirty (30) days after the dispute arises, the dispute shall be submitted to Shanghai International Economic and Trade Arbitration Commission for arbitration in Shanghai in accordance with the arbitration rules thereof effective at the submission of the application for arbitration. The arbitration award shall be final and binding upon the Parties.

10.4                        None of the rights, powers or remedies granted to each of the Parties by any provision of this Agreement shall preclude any other rights, powers or remedies that such Party is entitled to under the laws and under any other provisions of this Agreement, nor shall any Party’s exercise of any of its rights, powers or remedies preclude its exercise of any other rights, powers or remedies that it is entitled to.

10.5                        A Party’s failure or delay in exercising any of its rights, powers or remedies that it is entitled to under this Agreement or under the laws (the “Available Rights”) shall not constitute its waiver of such rights, nor shall any single or partial waiver of any Available Rights by a Party preclude its exercise of those rights in another manner or its exercise of any other Available Rights.

10.6                        The taxes and legal expenses and costs to be undertaken by one or more Parties hereto according to express requirements of applicable law in connection with the transactions hereunder shall be fully reimbursed by the WFOE to such Party or Parties.

10.7                        The headings in this Agreement are written for the ease of reference only, and in no event, shall be used for, or affect, the interpretation to this Agreement.

10.8                        Each provision herein is separable and independent from all other provisions herein. If any one provision or more provisions of this Agreement become invalid, illegal or unenforceable at any time, the validity, legality and enforceability of other provisions herein shall not be affected.

10.9                        Any amendment or supplement hereto shall be made in writing and shall not become effective until its due execution by the Parties hereto.

10.10                 Without the prior written consent of each other Party, no Party may transfer any of its rights and/or obligations hereunder to any third party.

10.11                 This Agreement shall be binding on the legal successors of the Parties.

[INTENTIONALLY LEFT BLANK BELOW]

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IN WITNESS THEREOF, this Agreement has been signed by the Parties as of the date first written above.

ZTO Express Co., Ltd.

(seal)

(Company seal: /s/ZTO Express Co., Ltd.)

By:	/s/Meisong Lai

Name: Meisong Lai

Title: Legal Representative

Shanghai Zhongtongji Network Technology Co., Ltd.

(seal)

(Company seal: /s/Shanghai Zhongtongji Network Technology Co., Ltd.)

By:	/s/Meisong Lai

Name: Meisong Lai

Title: Legal Representative

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Meisong Lai

Signature:	/s/Meisong Lai

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Jianfa Lai

Signature:	/s/Jianfa Lai

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Jilei Wang

Signature:	/s/Jilei Wang

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Xiangliang Hu

Signature:	/s/Xiangliang Hu

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Shunchang Zhang

Signature:	/s/Shunchang Zhang

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Xuebing Shang

Signature:	/s/Xuebing Shang

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Feixiang Qiu

Signature:	/s/Feixiang Qiu

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Baixi Lan

Signature:	/s/Baixi Lan

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Feng Meng

Signature:	/s/Feng Meng

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Hongjun Xu

Signature:	/s/Hongjun Xu

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Yaoren Zhang

Signature:	/s/Yaoren Zhang

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Lemou Wu

Signature:	/s/Lemou Wu

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Jianying Teng

Signature:	/s/Jianying Teng

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Baozhen Li

Signature:	/s/Baozhen Li

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Shumin Ma

Signature:	/s/Shumin Ma

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Wei Wang

Signature:	/s/Wei Wang

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Jianchang Lai

Signature:	/s/Jianchang Lai

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Mingsong Lai

Signature:	/s/Mingsong Lai

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Senliang Wang

Signature:	/s/Senliang Wang

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Youwang Zeng

Signature:	/s/Youwang Zeng

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Zongrui Hong

Signature:	/s/Zongrui Hong

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Lijun Huang

Signature:	/s/Lijun Huang

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Zhiming Lin

Signature:	/s/Zhiming Lin

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Rui Wang

Signature:	/s/Rui Wang

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Dianyuan Ren

Signature:	/s/Dianyuan Ren

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Minye Xu

Signature:	/s/Minye Xu

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Ziwen Chen

Signature:	/s/Ziwen Chen

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Shunfeng Chen

Signature:	/s/Shunfeng Chen

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Fushan Cui

Signature:	/s/Fushan Cui

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Jian Zhang

Signature:	/s/Jian Zhang

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Shunmei Pan

Signature:	/s/Shunmei Pan

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Xiaoliang Yuan

Signature:	/s/Xiaoliang Yuan

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Haifeng Zhou

Signature:	/s/Haifeng Zhou

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Jiangxiu Xi

Signature:	/s/Jiangxiu Xi

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Kunman Xiao

Signature:	/s/Kunman Xiao

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Weijun Yao

Signature:	/s/Weijun Yao

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Bo Yang

Signature:	/s/Bo Yang

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Genfu Zhu

Signature:	/s/Genfu Zhu

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Jian Zhang

Signature:	/s/Jian Zhang

(This page is the signature page of the Voting Rights Proxy Agreement and contains no body text)

Yongfang Pan

Signature:	/s/Yongfang Pan

Beijing Sequoia Xinyuan Equity Investment Center (L.P.)
(seal)

(Company seal: /s/ Beijing Sequoia Xinyuan Equity Investment Center (L.P.))

Tianjin Sequoia Juye Equity Investment Centre (L.P.)
(seal)

(Company seal: /s/ Tianjin Sequoia Juye Equity Investment Partnership (L.P.))

Beijng Wudao Technology Investment Management Co., Ltd.
(seal)

(Company seal: /s/ Beijng Wudao Technology Investment Management Co., Ltd.)

By:	/s/Yi Sun
Name: Yi Sun
Title: Legal Representative

Appendix 1:

Basic Information of the Company

Company Name: ZTO Express Co., Ltd.

Shareholding structure:

No.	Name of Shareholder	Number of Shares/Contribution to Company Registered Capital	Shareholding Percentage
1	Meisong Lai	206,100,000	34.35%
2	Jianfa Lai	72,000,000	12.00%
3	Jilei Wang	60,000,000	10.00%
4	Xiangliang Hu	42,300,000	7.05%
5	Shunchang Zhang	36,000,000	6.00%
6	Xuebing Shang	26,400,000	4.40%
7	Feixiang Qiu	18,000,000	3.00%
8	Baixi Lan	8,400,000	1.40%
9	Feng Meng	6,000,000	1.00%
10	Hongjun Xu	3,529,860	0.59%
11	Yaoren Zhang	6,000,000	1.00%

12	Beijing Sequoia Xinyuan Equity Investment Center (L.P.)	24,000,000	4.00%
13	Tianjin Sequoia Juye Equity Investment Centre (L.P.)	12,000,000	2.00%
14	Lemou Wu	16,762,050	2.79%
15	Jianying Teng	30,143,462	5.02%
16	Baozhen Li	3,202,746	0.53%
17	Shumin Ma	2,313,492	0.39%
18	Wei Wang	1,568,250	0.26%
19	Jianchang Lai	6,330,000	1.06%
20	Mingsong Lai	6,250,000	1.04%
21	Senliang Wang	2,960,088	0.49%
22	Youwang Zeng	1,480,044	0.25%
23	Zongrui Hong	903,900	0.15%
24	Lijun Huang	259,986	0.04%
25	Zhiming Lin	259,986	0.04%

26	Rui Wang	609,006	0.10%
27	Dianyuan Ren	470,820	0.08%
28	Minye Xu	689,868	0.11%
29	Ziwen Chen	410,610	0.07%
30	Shunfeng Chen	370,000	0.06%
31	Fushan Cui	160,000	0.03%
32	Jian Zhang	160,000	0.03%
33	Shunmei Pan	150,000	0.03%
34	Xiaoliang Yuan	75,000	0.01%
35	Haifeng Zhou	450,000	0.08%
36	Jiangxiu Xi	550,000	0.09%
37	Kunman Xiao	940,000	0.16%
38	Weijun Yao	504,000	0.08%
39	Bo Yang	830,832	0.14%
40	Genfu Zhu	126,000	0.02%
41	Jian Zhang	165,000	0.03%

42	Yongfang Pan	165,000	0.03%
43	Beijng Wudao Technology Investment Management Co., Ltd.	10,000	0.0017%
	Total	600,000,000	100%